UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)    February 28, 2006
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                          BOND SECURITIZATION, L.L.C.
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            (Exact name of registrant as specified in its charter)


            Delaware                333-87146-04              36-4449120
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(State of other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)


                           1 Bank One Plaza
                            Chicago, Illinois                           60670
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           (Address of principal executive offices)                  (Zip Code)


 Registrant's telephone number, including area code (312) 732-4000
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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8     Other Events

Item 8.01. Other Events.

         On February 28, 2006, Bond Securitization, L.L.C. (the "Depositor") entered into a Pooling and Servicing Agreement dated as of February 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer and U.S. Bank National Association, as trustee, providing for the issuance of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2.

         The Depositor and J.P. Morgan Securities Inc. entered into an Underwriting Agreement, dated as of February 28, 2006 (the "Underwriting Agreement"), providing for the purchase and sale of the underwritten certificates pursuant to the Pooling and Servicing Agreement and Mortgage Loan Purchase Agreement.

         This amendment on Form 8-K/A amends and supersedes the documents filed as Exhibits 99.1 and 99.3 on Form 8-K of Bond Securitization, L.L.C. previously filed on March 16, 2006 (accession number 0000905148-06-002330). The purpose of this amendment on Form 8-K/A is being filed to incorporate changes made to the Pooling and Servicing Agreement in Exhibit 99.1 and the Underwriting Agreement in Exhibit 99.3 filed on Form 8-K on March 16, 2006. The documents filed as Exhibits 99.2, 99.4, 99.5, 99.6, 99.7 and 99.8 are not amended hereby.




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Section 9   Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c) Exhibits:

Exhibit No.    Description

     99.1. Pooling and Servicing Agreement, dated as of February 1, 2006.

     99.3. Underwriting Agreement, dated as of February 28, 2006.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BOND SECURITIZATION, L.L.C.



                              By:   /s/ Thomas Roh
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                                    Name:  Thomas Roh
                                    Title:  Vice President



Date:  March 16, 2006




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                                 Exhibit Index
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Exhibit
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99.1.           Pooling and Servicing Agreement, dated as of February 1, 2006.

99.3.           Underwriting Agreement, dated as of February 28, 2006.